Exhibit 10.2

AMENDMENT NO. 1, dated as of July 31, 2008 (this “Amendment”), among INTERNATIONAL PAPER COMPANY, a New York corporation (the “Borrower”), and the Lenders listed on the signature pages hereto, to the Credit Agreement dated as of June 16, 2008 (the “Credit Agreement”) among the Borrower, the Guarantors, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower has entered into a certain Purchase Agreement with the Seller, pursuant to which the Borrower has agreed to purchase the Acquired Business from the Seller;

WHEREAS, the Borrower has entered or intends to enter into certain Partial Assignments of Rights Under Purchase Agreement (the “Assignments”) with certain newly-formed subsidiaries (the “Titleholder LLCs”) of DB Reverse Exchange Services Corp. (the “Exchange Accommodator”), pursuant to which it will assign its right to acquire legal title to certain real estate property with an aggregate fair market value of approximately $450 million (the “Parked Property”) included in the Acquired Business to the Titleholder LLCs;

WHEREAS, the Borrower has entered or intends to enter into a Qualified Exchange Accommodation Agreement with the Exchange Accommodator and certain related agreements pursuant to which the Borrower and its Subsidiaries will receive membership interests in the Titleholder LLCs (the “Exchange Program”);

WHEREAS, Sustainable Forest LLC, a Subsidiary of the Borrower (“SF LLC”), is currently an Excluded Subsidiary under the Credit Agreement, subject to the requirements set forth in the definition of Excluded Subsidiary;

WHEREAS, SF LLC may, as part of the Exchange Program, dispose of some of its assets and as part of such disposition acquire membership interests in certain of the Titleholder LLCs;

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders consent to this Amendment as set forth below;

WHEREAS, Section 9.02(b) of the Credit Agreement permits the Credit Agreement to be amended from time to time;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

(a) The first line of the Credit Agreement is hereby replaced in its entirety with the following:

“This CREDIT AGREEMENT (this “Agreement”), dated as of June 16, 2008, among INTERNATIONAL PAPER COMPANY, the GUARANTORS, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.”

(b) Section 1.01 of the Credit Agreement is hereby amended by replacing clause (v) of the definition of “Excluded Subsidiary” in its entirety with the following:

“(v) Sustainable Forest LLC, a Delaware limited liability company; provided that such Subsidiary shall cease to be an Excluded Subsidiary pursuant to this clause (v) if, within 18 months of the date hereof, it does not enter into definitive agreements with third parties for the sale, or other bona fide financing transaction relating to the disposition, of substantially all of its assets (other than (x) Equity Interests in entities that are Guarantors and (y) other assets such that, not taking into account such Equity Interests in or assets of entities that are Guarantors, it would satisfy the test under clause (ii) above) or does not consummate such sale or other bona fide financing transaction within 27 months of the date hereof, and provided further that prior to such sale or other bona fide financing transaction, it shall not guarantee any other Indebtedness; and”.

Section 2. Conditions to Effectiveness.

This Amendment shall become effective as of the date when each of the following conditions is satisfied:

(a) The Administrative Agent (or its counsel) shall have received from (i) Lenders constituting the Required Lenders and (ii) the Borrower, a counterpart of this Amendment signed on behalf of such party;

(b) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent; and

(c) At the time of and after giving effect to the Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to authorize this Amendment, the Borrower represents and warrants to each of the Lenders that both before and after giving effect to this Amendment:

(a) The execution, delivery, and performance of this Amendment by the Borrower is within the corporate power and authority of the Borrower and has been duly authorized by all necessary corporate action.

(b) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid, and binding obligations of each of the Obligors, enforceable in accordance with their terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditor’s rights generally.

(c) At the time of and after giving effect to the Amendment, no Default or Event of Default has occurred and is continuing.

Section 4. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Syndication Agent or the Co-Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 9. Reference to the Credit Agreement. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit

Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

Section 10. Binding Effect. This Amendment and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto, and shall be enforceable by any such successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

INTERNATIONAL PAPER COMPANY

By:	/s/ Errol A. Harris
	Name:	Errol A. Harris
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Linda M. Meyer
	Name:	Linda Meyer
	Title:	President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

Bank of America, as a Lender

By:	/s/ Michael Balok
	Name:	Michael Balok
	Title:	Senior Vice President

DEUTSCHE BANK AG NEW YORK, as a Lender

By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

DEUTSCHE BANK AG CAYMAN ISLANDS, as a Lender

By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ L. Peter Yetman
	Name:	L. Peter Yetman
	Title:	SVP

CoBank, ACB, as a Lender

By:	/s/ Jeff C. Norte
	Name:	Jeff C. Norte
	Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	General Manager

BNP Paribas, as a Lender

By:	/s/ Shayn March
	Name:	Shayn March
	Title:	Managing Director

By:	/s/ Angela Bentley Arnold
	Name:	Angela Bentley Arnold
	Title:	Director

BBVA, as a Lender

By:	/s/ Kruster Holm
	Name:	Kruster Holm
	Title:	Managing Director

By:	/s/ Peter Tommaney
	Name:	Peter Tommaney
	Title:	Senior Vice President

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Rod Hurst
	Name:	Rod Hurst
	Title:	Managing Director

By:	/s/ Yuri Muzichenko
	Name:	Yuri Muzichenko
	Title:	Director

Regions Bank, as a Lender

By:	/s/ Bryan W. Ford
	Name:	Bryan W. Ford
	Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Arnaud Achour
	Name:	Arnaud Achour
	Title:	Head of Capital Markets and Syndicate

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. NEW YORK BRANCH, as a lender

By:	/s/ Ravneet Mumick
	Name:	Ravneet Mumick
	Title:	Authorized Signatory

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Karen Anillo
	Name:	Karen Anillo
	Title:	Director

Nordea Bank Finland Plc, Acting through its New York and Grand Cayman Branches, as a Lender

By:	/s/ Henrik M. Steffensen
	Name:	Henrik M. Steffensen
	Title:	Senior Vice President

By:	/s/ Leena Parker
	Name:	Leena Parket
	Title:	Vice President

Mizuho Corporate Bank, Ltd, as a Lender

By:	/s/ Toru Inoue
	Name:	Toru Inoue
	Title:	Deputy General Manager

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Greg Campbell
	Name:	Greg Campbell
	Title:	Vice President

Bank of China, New York Branch, as a Lender

By:	/s/ William Warren Smith
	Name:	William Warren Smith
	Title:	Chief Lending Officer

The Governor and Company of the Bank of Ireland, as a Lender

By:	/s/ Elaine Crowley
	Name:	Elaine Crowley
	Title:	Senior Manager

By:	/s/ Peter O’Connor
	Name:	Peter O’Connor
	Title:	Deputy Manager

PNC Bank, National Association, as a Lender

By:	/s/ Robert M. Martin
	Name:	Robert M. Martin
	Title:	Senior Vice President

The Bank of New York Mellon as a Lender (formerly known as The Bank of New York)

By:	/s/ Clifford A. Mull
	Name:	Clifford A. Mull
	Title:	First Vice President

First Tennessee Bank, as a Lender

By:	/s/ Matthew A. Wages
	Name:	Matthew A. Wages
	Title:	Vice President

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Vice President

State Street Bank and Trust Company, as a Lender

By:	/s/ Janet B. Nolin
	Name:	Janet B. Nolin
	Title:	Vice President